EXHIBIT 99.1

Fortune Brands Significantly Expands Margin in the Third Quarter; Executes on Focused Set of Strategic Priorities Amidst a Challenging Environment

Highlights:

•
Q3 2024 sales were $1.2 billion, a decrease of 8 percent versus Q3 2023; organic sales excluding the impact of China were down 5 percent
•
Q3 2024 earnings per share (EPS) were $1.09, an increase of 2 percent versus a year ago; EPS before charges / gains were $1.16, a decrease of 3 percent versus Q3 2023
•
Company updates full-year 2024 guidance to reflect current market conditions and impact of recent hurricanes

DEERFIELD, Ill.--(BUSINESS WIRE)--November 6, 2024--Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands” or the “Company”), an industry-leading innovation company whose purpose is to elevate every life by transforming spaces into havens, today announced third quarter 2024 results.

“Our teams continued to execute in a very dynamic market. We again delivered margin expansion despite the unfavorable macroeconomic environment,” said Fortune Brands Chief Executive Officer Nicholas Fink. “We are focused on a key set of strategic priorities, in both our core product lines and our digital products, which we expect will drive our future growth once demand inflects positively.”

Fink continued, “We remain fully confident in our strategy, and have taken action to be a leaner and more agile company while continuing to invest in our highest-growth opportunities. Fortune Brands is well positioned for future growth.”

Third Quarter 2024 Results

($ in millions, except per share amounts)

Unaudited

Total Company Results

	Reported Net Sales	Operating Income	Operating Margin	EPS
Q3 2024 GAAP	$1,155	$205.1	17.8%	$1.09
Change	(8%)	4%	220 bps	2%
	Reported Net Sales	Operating Income Before Charges / Gains	Operating Margin Before Charges / Gains	EPS Before Charges / Gains
Q3 2024 Non-GAAP	$1,155	$215.9	18.7%	$1.16
Change	(8%)	(2%)	130 bps	(3%)

Segment Results

	Net Sales		Change		Operating Margin	Change	Operating Margin Before Charges/Gains	Change
	Reported	Organic	Reported	Organic
Water Innovations	$635	$630	(8%)	(7%)	23.8%	(10) bps	24.6%	40 bps
Outdoors	$343	$343	(6%)	(6%)	16.9%	270 bps	18.0%	320 bps
Security	$178	$178	(14%)	(12%)	18.6%	1,040 bps	19.3%	250 bps

Balance Sheet and Cash Flow

The Company exited the quarter with a strong balance sheet, and generated $205 million of operating cash flow and $176 million of free cash flow in the quarter. In accordance with its opportunistic, returns-based share repurchase program, the Company repurchased $35 million of shares in the quarter, and as of November 6, 2024, has repurchased $190 million of shares year to date.

As of the end of the third quarter 2024:

Net debt	$2.4 billion
Net debt to EBITDA before charges / gains	2.5x
Cash	$345 million
Amount available under revolving credit facility	$1,145 million

2024 Market and Financial Guidance

“We focused on executing our strategic priorities and delivered strong margin results in a soft environment. We are updating our full-year 2024 guidance to reflect current market conditions, which include lower POS performance, incremental channel destocking and short-term impacts from recent hurricanes,” said Fortune Brands Chief Financial Officer David Barry. “Our team is navigating these near-term challenges while also executing multiple strategic initiatives which will enable FBIN to drive long-term growth when our end markets improve. We continue to have full confidence in our long-term strategy.”

Updated 2024 Full-Year Guidance

	Prior 2024 Full-Year Guidance	Updated 2024 Full-Year Guidance
MARKET
Global market	-3% to -1%	-3.5% to -1.5%
U.S. market	-1% to flat	-1% to flat
U.S. R&R	-4% to -3%	-4% to -3%
U.S. SFNC	8% to 10%	7% to 9%
China market	-20% to -15%	-20% to -15%
TOTAL COMPANY FINANCIAL METRICS
Net sales	2.5% to 4.5%	Flat to 1%
Net sales [organic]	-2% to flat	-4.5% to -3.5%
Operating margin before charges / gains	17.0% to 17.5%	17.0% to 17.25%
EPS before charges / gains	$4.25 to $4.35	$4.17 to $4.23
Cash flow from operations	Around $700 million	Around $650 million
Free cash flow	Around $500 million	Around $475 million

Cash conversion	Around 100%	Around 100%
SEGMENT FINANCIAL METRICS
Water Innovations net sales	2.5% to 4.5%	1% to 1.5%
Water Innovations net sales [organic]	-4% to -2%	-5% to -4.5%
Water Innovations operating margin before charges / gains	Around 24%	Around 23.5%
Outdoors net sales	2% to 4%	Flat to 1%
Outdoors operating margin before charges / gains	14.5% to 15.5%	16.0% to 16.5%
Security net sales	5% to 7%	-2% to -1%
Security net sales [organic]	-3% to -1%	-10% to -9%
Security operating margin before charges / gains	15.5% to 16.5%	16.5% to 17.0%
OTHER ITEMS
Corporate expense	$143 million to $148 million	$149 million to $151 million
Interest expense	$122 million to $124 million	$122 million to $124 million
Other income / (expense)	Around $5 million	Around $7 million
Capex	Around $200 million	Around $175 million
Tax rate	23.25% to 23.5%	22.25% to 22.5%
Share count	Around 126 million	Around 126 million

For certain forward-looking non-GAAP measures (as used in this press release, operating margin before charges / gains on a full Company and segment basis, EPS before charges / gains and cash conversion), the Company is unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing and / or amount of various items that have not yet occurred, including the high variability and low visibility with respect to gains and losses associated with our defined benefit plans, which are excluded from EPS before charges / gains and cash conversion, and restructuring and other charges, which are excluded from operating margin before charges / gains, EPS before charges / gains and cash conversion. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions.

Conference Call Details

Today at 5:00 p.m. ET, Fortune Brands will host an investor conference call to discuss results. A live internet audio webcast of the conference call will be available on the Fortune Brands website at ir.fbin.com/upcoming-events. It is recommended that listeners log on at least 10 minutes prior to the start of the call. A recorded replay of the call will be made available on the Company’s website shortly after the call has ended.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. is an industry-leading innovation company dedicated to creating smarter, safer and more beautiful homes and improving lives. The Company’s driving purpose is to elevate every life by transforming spaces into havens.

The Company is a brand, innovation and channel leader focused on exciting, supercharged categories in the home products, security and commercial building markets. The Company’s portfolio of brands includes Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, SentrySafe and Yale residential.

Fortune Brands is headquartered in Deerfield, Illinois and trades on the NYSE as FBIN. To learn more, visit www.FBIN.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding our expectations for the markets in which we operate, general business strategies, the market potential of our brands, trends in the housing market, the potential impact of costs, including material and labor costs, the potential impact of inflation, expected capital spending, expected pension contributions or de-risking initiatives, the expected impact of acquisitions, dispositions and other strategic transactions, the anticipated impact of recently issued accounting standards on our financial statements, and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” "confident," "opportunity," "focus" and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (iii) the competitive nature of consumer and trade brand businesses, (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (vi) risks relating to rapidly evolving technological change, (vii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility, (viii) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation, (ix) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents, (x) risks associated with doing business globally, including changes in trade-related tariffs and risks with uncertain trade environments, (xi) risks associated with the disruption of operations, including as a result of severe weather events, (xii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner, (xiii) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xiv) impairments in the carrying value of goodwill or other acquired intangible assets, (xv) risks of increases in our defined benefit-related costs and funding requirements, (xvi) our ability to attract and retain qualified personnel and other labor constraints, (xvii) the effect of climate change and the impact of related changes in government regulations and consumer preferences, (xviii) risks associated with environmental, social and governance matters, (xix) potential liabilities and costs from claims and litigation, (xx) changes in government and industry regulatory standards, (xxi) future tax law changes or the interpretation of existing tax laws, (xxii) our ability to secure and protect our intellectual property rights, and (xxiii) the impact of COVID-19 on the business. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 30, 2023. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Use of Non-GAAP Financial Information

This press release includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as diluted earnings per share before charges / gains, operating income before charges / gains, operating margin before charges / gains, net debt, net debt to EBITDA before charges / gains, sales excluding the impact of acquisitions (organic sales), organic sales excluding the impact of China, free cash flow and cash conversion. These non-GAAP measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliations of these measures to the applicable most closely comparable GAAP measures, and reasons for the Company’s use of these measures, are presented in the attached pages.

Source: Fortune Brands Innovations, Inc.

INVESTOR AND MEDIA CONTACT:

Leigh Avsec

847-484-4211

Investor.Questions@fbin.com

FORTUNE BRANDS INNOVATIONS, INC.

(In millions)

(Unaudited)

	Thirteen Weeks Ended				Thirty-Nine Weeks Ended
Net sales (GAAP)	September 28, 2024	September 30, 2023	$ Change	% Change	September 28, 2024	September 30, 2023	$ Change	% Change
Water	$635.1	$688.0	$(52.9)	(8)	$1,920.0	$1,899.2	$20.8	1
Outdoors	342.7	366.4	(23.7)	(6)	1,047.1	1,031.9	15.2	2
Security	177.5	206.8	(29.3)	(14)	537.7	533.8	3.9	1
Total net sales	$1,155.3	$1,261.2	$(105.9)	(8)	$3,504.8	$3,464.9	$39.9	1

RECONCILIATIONS OF GAAP OPERATING INCOME TO OPERATING INCOME BEFORE CHARGES/GAINS

(In millions)

(Unaudited)

	Thirteen Weeks Ended				Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023	$ Change	% Change	September 28, 2024	September 30, 2023	$ Change	% Change
WATER
Operating income (GAAP)	$151.4	$164.2	$(12.8)	(8)	$443.6	$434.7	$8.9	2
Restructuring charges	3.4	-	3.4	100	4.9	1.3	3.6	277
Other charges/(gains)
Cost of products sold	1.6	0.1	1.5	1,500	2.4	0.3	2.1	700
Amortization of inventory step-up (f)	-	2.0	(2.0)	(100)	0.3	2.0	(1.7)	(85)
Operating income before charges/gains (a)	$156.4	$166.3	$(9.9)	(6)	$451.2	$438.3	$12.9	3

OUTDOORS
Operating income (GAAP)	$57.8	$52.0	$5.8	11	$143.9	$126.2	$17.7	14
Restructuring charges	2.4	-	2.4	100	4.9	3.1	1.8	58
Other charges/(gains)
Cost of products sold	1.4	1.4	-	-	13.8	(0.4)	14.2	(3,550)
Selling, general and administrative expenses	-	0.1	(0.1)	(100)	-	-	-	-
Solar compensation (e)	-	0.8	(0.8)	(100)	0.2	2.1	(1.9)	(90)
Asset impairment charge	-	-	-	-	-	-	-	-
Operating income before charges/gains (a)	61.6	54.3	$7.3	13	162.8	131.0	$31.8	24

SECURITY
Operating income (GAAP)	$33.0	$17.0	$16.0	94	$86.5	$37.8	$48.7	129
Restructuring charges	0.8	3.7	(2.9)	(78)	3.1	23.8	(20.7)	(87)
Other charges/(gains)
Cost of products sold	0.5	5.1	(4.6)	(90)	7.7	12.7	(5.0)	(39)
Amortization of inventory step-up (f)	-	8.9	(8.9)	(100)	-	8.9	(8.9)	(100)
Operating income before charges/gains (a)	$34.3	$34.7	$(0.4)	(1)	$97.3	$83.2	$14.1	17

CORPORATE
Corporate expense (GAAP)	$(37.1)	$(36.7)	$0.4	1	$(114.4)	$(117.7)	$(3.3)	(3)
Restructuring charges	0.8	-	(0.8)	(100)	1.2	0.7	(0.5)	(71)
Other charges/(gains)
Selling, general and administrative expenses	-	0.1	0.1	100	-	0.2	0.2	100
ASSA transaction expenses (d)	(0.1)	1.2	1.3	108	1.0	18.7	17.7	95
General and administrative expenses before charges/gains (a)	$(36.4)	$(35.4)	$1.0	3	$(112.2)	$(98.1)	$14.1	14

TOTAL COMPANY
Operating income (GAAP)	$205.1	$196.5	$8.6	4	$559.6	$481.0	$78.6	16
Restructuring charges	7.4	3.7	3.7	100	14.1	28.9	(14.8)	(51)
Other charges/(gains)
Cost of products sold	3.5	6.6	(3.1)	(47)	23.9	12.6	11.3	90
Selling, general and administrative expenses	-	0.2	(0.2)	(100)	-	0.2	(0.2)	(100)
Solar compensation (e)	-	0.8	(0.8)	(100)	0.2	2.1	(1.9)	(90)
ASSA transaction expenses (d)	(0.1)	1.2	(1.3)	(108)	1.0	18.7	(17.7)	(95)
Amortization of inventory step-up (f)	-	10.9	(10.9)	(100)	0.3	10.9	(10.6)	(97)
Operating income before charges/gains (a)	$215.9	$219.9	$(4.0)	(2)	$599.1	$554.4	$44.7	8

(a) (d) (e) (f) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (GAAP)

(In millions)

(Unaudited)

	September 28, 2024	December 30, 2023

Assets
Current assets
Cash and cash equivalents	$344.8	$366.4
Accounts receivable, net	555.9	534.2
Inventories	962.6	982.3
Other current assets	155.8	162.8
Total current assets	2,019.1	2,045.7

Property, plant and equipment, net	981.6	975.0
Goodwill	2,004.7	1,906.8
Other intangible assets, net of accumulated amortization	1,324.3	1,354.7
Other assets	268.7	282.8
Total assets	$6,598.4	$6,565.0

Liabilities and equity
Current liabilities
Short-term debt	$499.5	$-
Accounts payable	493.3	568.1
Other current liabilities	539.4	632.3
Total current liabilities	1,532.2	1,200.4

Long-term debt	2,277.8	2,670.1
Deferred income taxes	126.2	111.3
Other non-current liabilities	266.3	289.8
Total liabilities	4,202.5	4,271.6

Stockholders' equity	2,395.9	2,293.4
Total equity	2,395.9	2,293.4
Total liabilities and equity	$6,598.4	$6,565.0

FORTUNE BRANDS INNOVATIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023
Operating activities
Net income	$366.8	$323.2
Depreciation and amortization	147.4	111.5
Non-cash lease expense	29.3	23.9
Deferred taxes	18.1	(11.5)
Other non-cash items	30.7	24.9
Changes in assets and liabilities, net	(196.8)	363.6
Net cash provided by operating activities	$395.5	$835.6
Investing activities
Capital expenditures	$(133.1)	$(175.7)
Proceeds from the disposition of assets	6.8	2.8
Cost of acquisitions, net of cash acquired	(129.0)	(784.1)
Other investing activities, net	(3.4)	-
Net cash used in investing activities	$(258.7)	$(957.0)
Financing activities
Increase in debt, net	$105.0	$155.1
Proceeds from the exercise of stock options	10.4	8.8
Treasury stock purchases	(190.4)	(120.1)
Dividends to stockholders	(90.0)	(87.8)
Other items, net	(18.1)	(16.6)
Net cash provided by financing activities	$(183.1)	$(60.6)

Effect of foreign exchange rate changes on cash	$0.8	$(7.7)

Net increase (decrease) in cash and cash equivalents	$(45.5)	$(189.7)
Cash, cash equivalents and restricted cash* at beginning of period	395.5	648.3
Cash, cash equivalents and restricted cash* at end of period	$350.0	$458.6

FREE CASH FLOW	Thirty-Nine Weeks Ended		2024 Full Year
	September 28, 2024	September 30, 2023	Estimate

Cash flow from operations (GAAP)	$395.5	$835.6	$650.0
Less:
Capital expenditures	$133.1	$175.7	$175.0
Free cash flow**	$262.4	$659.9	$475.0

*Restricted cash of $2.4 million and $2.8 million is included in Other current assets and Other assets, respectively, as of September 28, 2024. Restricted cash of $3.0 million and $2.1 million is included in Other current assets and Other assets, respectively, as of September 30, 2023.

** Free cash flow is cash flow from operations calculated in accordance with U.S. generally accepted accounting principles ("GAAP") less capital expenditures. Free cash flow does not include adjustments for certain non-discretionary cash flows such as mandatory debt repayments. Free cash flow is a measure not derived in accordance with GAAP. Management believes that free cash flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and related interest, pay dividends and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS INNOVATIONS, INC.

CASH FLOW FROM OPERATIONS (GAAP) TO FREE CASH FLOW

(In millions)

(Unaudited)

Thirteen Weeks Ended
September 28, 2024

Cash flow from operations (GAAP)	$205.3
Less:
Capital expenditures	29.7
Free cash flow*	$175.6

* Free cash flow is cash flow from operations calculated in accordance with U.S. generally accepted accounting principles ("GAAP") less capital expenditures. Free cash flow does not include adjustments for certain non-discretionary cash flows such as mandatory debt repayments. Free cash flow is a measure not derived in accordance with GAAP. Management believes that free cash flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and related interest, pay dividends and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS INNOVATIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (GAAP)

(In millions, except per share amounts)

(Unaudited)

	Thirteen Weeks Ended			Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023	% Change	September 28, 2024	September 30, 2023	% Change

Net sales	$1,155.3	$1,261.2	(8)	$3,504.8	$3,464.9	1

Cost of products sold	625.5	721.1	(13)	1,946.4	2,048.4	(5)
Selling, general and administrative expenses	298.2	321.1	(7)	929.5	862.6	8
Amortization of intangible assets	19.1	18.8	2	55.2	44.0	25
Restructuring charges	7.4	3.7	100	14.1	28.9	(51)
Operating income	205.1	196.5	4	559.6	481.0	16
Interest expense	30.2	33.3	(9)	92.6	87.9	5
Other (income)/expense, net	(1.6)	(9.4)	(83)	(5.2)	(20.9)	(75)
Income from continuing operations before taxes	176.5	172.6	2	472.2	414.0	14
Income tax	39.9	36.1	11	105.4	89.8	17
Income from continuing operations, net of tax	$136.6	$136.5	-	$366.8	$324.2	13
Loss from discontinued operations, net of tax	-	-	-	-	(1.0)	(100)
Net income	$136.6	$136.5	-	$366.8	$323.2	13
Net income attributable to Fortune Brands	$136.6	$136.5	-	$366.8	$323.2	13

Diluted earnings per common share
Continuing operations	$1.09	$1.07	2	$2.91	$2.53	15
Discontinued operations	$-	$-	-	$-	$-	-
Diluted EPS attributable to Fortune Brands	$1.09	$1.07	2	$2.91	$2.53	15

Diluted average number of shares outstanding	125.1	127.8	(2)	126.0	127.9	(1)

FORTUNE BRANDS INNOVATIONS, INC.

(In millions)

(Unaudited)

RECONCILIATIONS OF INCOME FROM CONTINUING OPERATIONS, NET OF TAX TO EBITDA BEFORE CHARGES/GAINS

	Thirteen Weeks Ended			Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023	% Change	September 28, 2024	September 30, 2023	% Change

Income from continuing operations, net of tax	$136.6	$136.5	-	$366.8	$324.2	13

Depreciation *	$22.7	$21.0	8	$69.6	$59.6	17
Amortization of intangible assets	19.1	18.8	2	55.2	44.0	25
Restructuring charges	7.4	3.7	100	14.1	28.9	(51)
Other charges/(gains)	3.5	6.8	(49)	23.9	12.8	87
ASSA transaction expenses (d)	(0.1)	1.2	(108)	1.0	18.7	(95)
Solar compensation (e)	-	0.8	(100)	0.2	2.1	(90)
Amortization of inventory step-up (f)	-	10.9	(100)	0.3	10.9	(97)
Interest expense	30.2	33.3	(9)	92.6	87.9	5
Defined benefit plan actuarial gains/(losses)	(0.3)	(2.4)	(88)	(0.3)	(2.4)	(88)
Income taxes	39.9	36.1	11	105.4	89.8	17

EBITDA before charges/gains (c)	$259.0	$266.7	(3)	$728.8	$676.5	8

* Depreciation excludes accelerated depreciation expense of $4.1 million for the thirteen weeks ended September 28, 2024, and $22.6 million for the thirty-nine weeks ended September 28, 2024 and excludes accelerated depreciation expense of $5.7 million for the thirteen weeks ended September 30, 2023, and $7.9 million for the thirty-nine weeks ended September 30, 2023. Accelerated depreciation is included in other charges/gains.

CALCULATION OF NET DEBT-TO-EBITDA BEFORE CHARGES/GAINS RATIO

As of September 28, 2024
Short-term debt **	$499.5
Long-term debt **	2,277.8
Total debt	2,777.3
Less:
Cash and cash equivalents **	344.8
Net debt (1)	$2,432.5
Fifty-two weeks ended September 28, 2024
EBITDA before charges/gains (2) (c)	$961.8

Net debt-to-EBITDA before charges/gains ratio (1/2)	2.5

** Amounts are per the Unaudited Condensed Consolidated Balance Sheet as of September 28, 2024.

	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Fifty-Two Weeks Ended
	December 30, 2023	September 28, 2024	September 28, 2024

Income from continuing operations, net of tax	$81.3	$366.8	$448.1

Depreciation***	$30.8	$69.6	$100.4
Amortization of intangible assets	18.1	55.2	73.3
Restructuring charges	3.6	14.1	17.7
Other charges/(gains)	9.3	23.9	33.2
ASSA transaction expenses (d)	1.1	1.0	2.1
Solar compensation (e)	0.6	0.2	0.8
Amortization of inventory step-up (f)	1.5	0.3	1.8
Interest expense	28.7	92.6	121.3
Asset impairment charge (g)	33.5	-	33.5
Defined benefit plan actuarial gains	1.9	(0.3)	1.6
Income taxes	22.6	105.4	128.0
EBITDA before charges/gains (c)	$233.0	$728.8	$961.8

*** Depreciation excludes accelerated depreciation expense of $22.6 million for the thirty-nine weeks ended September 28, 2024, and $8.4 million for the thirteen weeks ended December 30, 2023. Accelerated depreciation is included in other charges/gains.

(c) (d) (e) (f) (g) For definitions of Non-GAAP measures, see Definitions of Terms page

RECONCILIATION OF DILUTED EPS FROM CONTINUING OPERATIONS BEFORE CHARGES/GAINS

For the thirteen weeks ended September 28, 2024, the diluted EPS before charges/gains is calculated as income from continuing operations on a diluted per-share basis, excluding $7.4 million ($5.6 million after tax or $0.05 per diluted share) of restructuring charges and $3.4 million ($2.6 million after tax or $0.02 per diluted share) of other charges/gains.

For the thirty-nine weeks ended September 28, 2024, the diluted EPS before charges/gains is calculated as income from continuing operations on a diluted per-share basis, excluding $14.1 million ($10.7 million after tax or $0.09 per diluted share) of restructuring charges and $25.4 million ($19.3 million after tax or $0.15 per diluted share) of other charges/gains.

For the thirteen weeks ended September 30, 2023, the diluted EPS before charges/gains is calculated as income from continuing operations on a diluted per-share basis, excluding $3.7 million ($2.8 million after tax or $0.02 per diluted share) of restructuring charges, $6.8 million ($5.2 million after tax or $0.03 per diluted share) of other charges/gains, $1.2 million ($0.9 million after tax or $0.01 per diluted share) of expenses directly related to our ASSA transaction, $0.8 million ($0.6 million after tax) related to the compensation agreement with the former owner of Solar, $10.9 million ($8.3 million after tax or $0.07 per diluted share) of amortization of inventory step-up related to acquisition of the ASSA businesses and the impact from actuarial gains associated with our defined benefit plans of $2.4 million ($1.8 million after tax or $0.01 per diluted share).

For the thirty-nine weeks ended September 30, 2023, the diluted EPS before charges/gains is calculated as income from continuing operations on a diluted per-share basis, excluding $28.9 million ($22.0 million after tax or $0.17 per diluted share) of restructuring charges, $12.8 million ($9.9 million after tax or $0.08 per diluted share) of other charges/gains, $18.7 million ($14.3 million after tax or $0.11 per diluted share) of expenses directly related to our ASSA transaction, $2.1 million ($1.6 million after tax or $0.01 per diluted share) related to the compensation agreement with the former owner of Solar and $10.9 million ($8.3 million after tax or $0.07 per diluted share) of amortization of inventory step-up related to acquisition of the ASSA businesses and the impact from actuarial gains associated with our defined benefit plans of $2.4 million ($1.8 million after tax or $0.01 per diluted share).

	Thirteen Weeks Ended			Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023	% Change	September 28, 2024	September 30, 2023	% Change

Earnings per common share (EPS) - Diluted
Diluted EPS from continuing operations (GAAP)	$1.09	$1.07	2	$2.91	$2.53	15

Restructuring charges	0.05	0.02	150	0.09	0.17	(47)
Other charges/(gains)	0.02	0.03	(33)	0.15	0.08	88
ASSA transaction expenses (d)	-	0.01	(100)	-	0.11	(100)
Solar compensation (e)	-	-	-	-	0.01	(100)
Amortization of inventory step-up (f)	-	0.07	(100)	-	0.07	(100)
Defined benefit plan actuarial (losses)/gains	-	(0.01)	(100)	-	(0.01)	(100)
Diluted EPS from continuing operations before charges/gains (b)	$1.16	$1.19	(3)	$3.15	$2.96	6

(b) (d) (e) (f) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

(In millions, except per share amounts)

(Unaudited)

	Thirteen Weeks Ended			Thirty-Nine Weeks Ended
	September 28, 2024	September 30, 2023	% Change	September 28, 2024	September 30, 2023	% Change
Net sales (GAAP)
Water	$635.1	$688.0	(8)	$1,920.0	$1,899.2	1
Outdoors	342.7	366.4	(6)	1,047.1	1,031.9	2
Security	177.5	206.8	(14)	537.7	533.8	1
Total net sales	$1,155.3	$1,261.2	(8)	$3,504.8	$3,464.9	1

Operating income (loss)
Water	$151.4	$164.2	(8)	$443.6	$434.7	2
Outdoors	57.8	52.0	11	143.9	126.2	14
Security	33.0	17.0	94	86.5	37.8	129
Corporate expenses	(37.1)	(36.7)	1	(114.4)	(117.7)	(3)
Total operating income (GAAP)	$205.1	$196.5	4	$559.6	$481.0	16

OPERATING INCOME BEFORE CHARGES/GAINS RECONCILIATION

Total operating income (GAAP)	$205.1	$196.5	4	$559.6	$481.0	16
Restructuring charges (1)	7.4	3.7	100	14.1	28.9	(51)
Other charges/(gains) (2)	3.5	6.8	(49)	23.9	12.8	87
ASSA transaction expenses (d)	(0.1)	1.2	(108)	1.0	18.7	(95)
Solar compensation (e)	-	0.8	(100)	0.2	2.1	(90)
Amortization of inventory step-up (f)	-	10.9	(100)	0.3	10.9	(97)
Operating income (loss) before charges/gains (a)	$215.9	$219.9	(2)	$599.1	$554.4	8

Water	$156.4	$166.3	(6)	$451.2	$438.3	3
Outdoors	61.6	54.3	13	162.8	131.0	24
Security	34.3	34.7	(1)	97.3	83.2	17
Corporate expenses	(36.4)	(35.4)	3	(112.2)	(98.1)	14
Total operating income before charges/gains (a)	$215.9	$219.9	(2)	$599.1	$554.4	8

(1)
Restructuring charges, which include costs incurred for significant cost reduction initiatives and workforce reduction costs by segment, totaled $7.4 million and $14.1 million for the thirteen weeks ended and thirty-nine weeks ended September 28, 2024, respectively, and $3.7 million and $28.9 million for the thirteen weeks ended and thirty-nine weeks ended September 30, 2023, respectively.
(2)
Other charges/gains represent costs that are directly related to restructuring initiatives but cannot be reported as restructuring costs under GAAP. These costs can include losses from disposing of inventories, trade receivables allowances from discontinued product lines, accelerated depreciation due to the closure of facilities, and gains or losses from selling previously closed facilities. During the thirteen weeks and thirty-nine weeks ended September 28, 2024, total other charges were $3.4 million and $25.4 million, respectively. For the thirteen weeks and thirty-nine weeks ended September 30, 2023, total charges were $19.7 million and $44.5 million, respectively.

(a) (d) (e) (f) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

OPERATING MARGIN TO OPERATING MARGIN BEFORE CHARGES/GAINS

(Unaudited)

	Thirteen Weeks Ended
	September 28, 2024	September 30, 2023	Change
WATER
Operating margin	23.8%	23.9%	(10) bps
Restructuring charges	0.5%	-
Other charges/(gains)
Cost of products sold	0.3%	-
Amortization of inventory step-up (f)	-	0.3%
Operating margin before charges/gains	24.6%	24.2%	40 bps

OUTDOORS
Operating margin	16.9%	14.2%	270 bps
Restructuring charges	0.7%	-
Other charges/(gains)
Cost of products sold	0.4%	0.4%
Solar compensation (e)	-	0.2%
Operating margin before charges/gains	18.0%	14.8%	320 bps
SECURITY
Operating margin	18.6%	8.2%	1040 bps
Restructuring charges	0.5%	1.8%
Other charges/(gains)
Cost of products sold	0.3%	2.5%
Amortization of inventory step-up (f)	-	4.3%
Operating margin before charges/gains	19.3%	16.8%	250 bps

TOTAL COMPANY
Operating margin	17.8%	15.6%	220 bps
Restructuring charges	0.6%	0.3%
Other charges/(gains)
Cost of products sold	0.3%	0.4%
Selling, general and administrative expenses	-	-
Solar compensation (e)	-	0.1%
ASSA transaction expenses (d)	-	0.1%
Amortization of inventory step-up (f)	-	0.9%
Operating margin before charges/gains	18.7%	17.4%	130 bps

Operating margin is calculated as the operating income in accordance with GAAP, divided by the GAAP net sales. The operating margin before charges/gains is calculated as the operating income, excluding restructuring and other charges/gains, divided by the GAAP net sales. The operating margin before charges/gains is not a measure derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by the Company and its business segments. Management believes that this measure provides investors with helpful supplemental information about the Company's underlying performance from period to period. However, this measure may not be consistent with similar measures presented by other companies.

(d) (e) (f) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

RECONCILIATION OF GAAP NET SALES TO ORGANIC NET SALES EXCLUDING THE IMPACT OF ACQUISITIONS

(Unaudited)

	Thirteen Weeks Ended
	September 28, 2024	September 30, 2023	% Change

WATER
Net sales (GAAP)	$635.1	$688.0	(8%)
Impact of SpringWell Acquisition	5.5	-
Impact of Emtek and Schaub Acquisition	-	9.1
Organic net sales excluding impact of acquisitions	$629.6	$678.9	(7%)

OUTDOORS
Net sales (GAAP)	$342.7	$366.4	(6%)
Organic net sales	$342.7	$366.4	(6%)

SECURITY
Net sales (GAAP)	$177.5	$206.8	(14%)
Impact of Yale and August Acquisition	-	5.6
Organic net sales excluding impact of acquisition	$177.5	$201.2	(12%)

TOTAL COMPANY
Net sales (GAAP)	$1,155.3	$1,261.2	(8%)
Impact of SpringWell Acquisition	5.5	-
Impact of Emtek and Schaub Acquisition	-	9.1
Impact of Yale and August Acquisition	-	5.6
Organic net sales excluding impact of acquisitions	$1,149.8	$1,246.5	(8%)

Reconciliation of GAAP net sales to organic net sales excluding the impact of acquisitions on net sales is net sales derived in accordance with GAAP excluding the impact of the acquisition of SpringWell in our Water segment on net sales, and the impact of the stub period revenue that was derived during the thirteen weeks ended July 1, 2023 but recorded in the thirteen weeks ended September 30, 2023, in accordance with GAAP, related to the acquisition of Emtek and Schaub and Yale and August in our Water and Security segments, respectively. Management uses this measure to evaluate the overall performance of its segments and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the segment from period to period. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS INNOVATIONS, INC.

RECONCILIATION OF GAAP NET SALES TO ORGANIC NET SALES EXCLUDING THE IMPACT OF ACQUISITIONS AND CHINA SALES

(Unaudited)

Thirteen Weeks Ended September 28, 2024 vs Thirteen Weeks Ended September 30, 2023
% Change

Water
Percentage change in net sales (GAAP)	(8%)
Impact of acquisitions	1%
Organic net sales excluding impact of acquisitions	(7%)
Excluding China sales	5%
Organic net sales excluding impact of acquisitions and China	(2%)

Thirteen Weeks Ended September 28, 2024 vs Thirteen Weeks Ended September 30, 2023
% Change

Total Company
Percentage change in net sales (GAAP)	(8%)
Impact of acquisitions	(0%)
Organic net sales excluding impact of acquisitions	(8%)
Excluding China sales	3%
Organic net sales excluding impact of acquisitions and China	(5%)

Net sales excluding the impact of acquisitions and the impact of China sales is net sales derived in accordance with GAAP excluding impact of acquisitions and the impact of China sales. Management uses this measure to evaluate the overall performance of its segments and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the segment from period to period. This measure may be inconsistent with similar measures presented by other companies.

Definitions of Terms: Non-GAAP Measures

(a) Operating income (loss) before charges/gains is calculated as operating income derived in accordance with GAAP, excluding restructuring and other charges/gains. Operating income (loss) before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by the Company and its business segments. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

(b) Diluted earnings per share from continuing operations before charges/gains is calculated as income from continuing operations on a diluted per-share basis, excluding restructuring and other charges/gains. This measure is not in accordance with GAAP. Management uses this measure to evaluate the Company's overall performance and believes it provides investors with helpful supplemental information about the Company's underlying performance from period to period. However, this measure may not be consistent with similar measures presented by other companies.

(c) EBITDA before charges/gains is calculated as income from continuing operations, net of tax in accordance with GAAP, excluding depreciation, amortization of intangible assets, restructuring and other charges/gains, interest expense and income taxes. EBITDA before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to assess returns generated by the Company. Management believes this measure provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions and repay debt and related interest. This measure may be inconsistent with similar measures presented by other companies.

(d) At Corporate, other charges also include expenditures of $1.1 million for the thirteen weeks ended December 30, 2023, $1.2 million for the thirteen weeks ended September 30, 2023, and $18.7 million for the thirty-nine weeks ended September 30, 2023, for external banking, legal, accounting, and other similar services directly related to our ASSA transaction.

(e) In Outdoors, other charges include charges for compensation arrangement with the former owner of Solar classified in selling, general and administrative expenses of $0.6 million for the thirteen weeks ended December 30, 2023, $0.8 million for the thirteen weeks ended September 30, 2023, and $2.1 million for the thirty-nine weeks ended September 30, 2023.

(f) For the thirteen weeks ended December 30, 2023, the amortization of inventory step-up associated with the acquisition of the ASSA business was $1.5 million for the Water segment. For the thirteen and thirty-nine weeks ended September 30, 2023, the amortization of inventory step-up associated with the ASSA businesses was $2.0 million and $8.9 million for the Water and Security segments, respectively.

(g) Asset impairment charges for the thirteen weeks ended December 30, 2023 represent pre-tax impairment charges of $33.5 million related to indefinite-lived tradenames in our Outdoors segment.

Additional Information:

For certain forward-looking non-GAAP measures (as used in this press release, operating margin before charges/gains, EPS before charges/gains and cash conversion), the Company is unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing and/or amount of various items that have not yet occurred, including the high variability and low visibility with respect to gains and losses associated with our defined benefit plans, which are excluded from our diluted EPS before charges/gains and cash conversion, and restructuring and other charges, which are excluded from our operating margin before charges/gains, diluted EPS before charges/gains and cash conversion. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions.